EXHIBIT INDEX


Exhibit
No.                        Description

4.1* Restated Certificate of Incorporation of the Company as filed with the Secretary of State of Delaware on March 15, 1989, effective March 16, 1989. (Incorporated herein by this reference to Exhibit 3(i).1 of the Registrant's Annual Report on Form 10-K for the year ended December 31, 1993.)

4.2*      Certificate of Amendment of the Restated Certificate of
          Incorporation of the Company as filed with the Secretary of State of Delaware on May 11, 1990.
          (Incorporated herein by this reference to Exhibit
          3(i).2 of the Registrant's Annual Report on Form 10-K for the year ended December 31, 1993.)

4.3* Certificate of Correction of the Restated Certificate of Incorporation of the Company as filed with the Secretary of State of Delaware on September 25, 1990. (Incorporated herein by this reference to Exhibit 3(i).3 of the Registrant's Annual Report on Form 10-K for the year ended December 31, 1993.)

4.4*      Certificate of Amendment of the Restated Certificate of
          Incorporation of the Company as filed with the Secretary of State of Delaware on May 11, 1992.
          (Incorporated herein by this reference to Exhibit
          3(i).4 of the Registrant's Annual Report on Form 10-K for the year ended December 31, 1993.)

4.5*      Certificate of Amendment of the Restated Certificate of
          Incorporation of the Company as filed with the
          Secretary of State of Delaware on May 12, 1994.
          (Incorporated herein by this reference to Exhibit 4.5
          of the Registrant's Registration Statement on Form S-3
          (No. 33-53691) filed with the SEC on May 18, 1994.)
          4.6*      By-laws of the Company as amended through February 23,
          1999. (Incorporated herein by this reference to Exhibit 3(ii).2 of the Registrant's Annual Report on
          Form 10-K for the year ended December 31, 1998.)

4.7*      Global Marine 1998 Stock Option and Incentive Plan.
          (Incorporated herein by this reference to Exhibit 10.1 of the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998.)

4.8       First Amendment to Global Marine 1998 Stock Option and
          Incentive Plan.

4.9* Form of Performance Stock Memorandum dated February 10, 1998, regarding conditional opportunity to acquire Company stock granted to eight executive officers, respectively, and dated May 5, 1998 regarding conditional opportunity to acquire Company stock granted to one executive officer. (Incorporated herein by this reference to Exhibit 10.2 of the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998.)

4.10* Form of Performance Stock Memorandum dated March 12, 1999, regarding conditional opportunity to acquire Company stock granted to eight executive officers, respectively. (Incorporated herein by this reference to Exhibit 10.1 of the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999.)

4.11* Form of Performance Stock Memorandum dated February 22, 2000, regarding conditional opportunity to acquire Company stock granted to seven executive officers, respectively. (Incorporated herein by this reference to Exhibit 10.1 of the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2000.)

4.12*     Form of Notice of Grant of Stock Options (Non-Qualified
          Stock Options). (Incorporated herein by this reference to Exhibit 10.33 of the Registrant's Annual Report on
          Form 10-K for the year ended December 31, 1998.)

4.13*     Form of Notice of Grant of Stock Options (Incentive
          Stock Options). (Incorporated herein by this reference to Exhibit 10.34 of the Registrant's Annual Report on
          Form 10-K for the year ended December 31, 1998.)

4.14      Global Marine Non-Employee Director Restricted Stock
          Plan.

5.1       Opinion of Alexander A. Krezel, Esq.

15.1      Letter of PricewaterhouseCoopers LLP regarding
          Awareness of Incorporation by Reference.

23.1      Consent of PricewaterhouseCoopers LLP.

23.2      Consent of Alexander A. Krezel, Esq. (included in
          Exhibit 5.1).

24.1 Powers of Attorney (included on the signature page of this Registration Statement).

     *    Incorporated herein by reference as indicated.